Exhibit 10.32

OMNIBUS CONSENT TO

SECOND AMENDMENT TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

This Omnibus Consent (this “Consent”) to amend the Senior Secured Convertible Promissory Notes (the “Notes” and each, a “Note”) issued under the Note Purchase Agreement by and among Micromidas, Inc. (the “Company”) and the Purchasers listed on the Schedule of Purchasers thereto (the “Purchasers” and each a “Purchaser”), dated November 8, 2019 (as amended February 3, 2020 and as may be further amended), the “Purchase Agreement”), is effective as of January                21st    , 2021 (the “Effective Date”) and entered into by and between PM Operating, Ltd., OM Funding I, LLC, Richard J. Riley Separate Property Trust, Alex Millar, and Kristin Millar (the “Required Noteholders”) and the Company. Capitalized terms used and not otherwise defined in this Consent have the respective meanings ascribed to them in the Purchase Agreement or the Notes, as the case may be.

RECITALS

A.    WHEREAS, the Company wishes to amend the Notes to, among other things, (i) change the Maturity Date from March 31, 2021 to September 31, 2021, and (ii) revise the definition of “Qualified Financing” (each such amendment individually and all such amendments collectively, the “Second Amendment”);

B.    WHEREAS, Section 7.1 of the Notes provides that any term of a Note may be amended or waived with the written consent of the Purchaser and the Company, subject to the of Section 10.6 of the Purchase Agreement; and

C.    WHEREAS, Section 10.6 of the Purchase Agreement states, in pertinent part, that “No modification or waiver of any provision of this Agreement or any other Loan Document or consent to departure therefrom shall be effective unless writing and approved by the Company and the Required Noteholders”; and

D.    WHEREAS, the Company and the Required Noteholders are willing to approve the Second Amendment subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Approval of Second Amendment.

As of the Effective Date, the Company and the Required Noteholders approve the Second Amendment in substantially the same form as the Form of Second Amendment to Senior Secured Convertible Promissory Notes (the “Form Amendment”) attached as Exhibit 1 hereto.

Furthermore, the Company and the Required Noteholders, agree and acknowledge, for the avoidance of doubt, that in the event that the Maturity Date of a certain Note (the “Expiring Note”) occurs prior to the Maturity Date of the remainder of the Notes, the Company shall have the right to repay such Expiring Note on its Maturity Date without triggering corresponding pro rata payments under the remainder of the Notes pursuant to Section 6.2 of the Purchase Agreement.

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2.    Scope and Conditions of Consent.

The Consent shall be effective as to Notes held by all Purchasers who consent, pursuant to Section 7.1 of the Notes, to the Second Amendment, provided that on or before March 31, 2021:

(i)    Such Purchasers have executed the Second Amendment in substantially the same form as the Form Amendment; and

(ii)    The Second Amendment to Subordination Agreement in substantially the same form as Exhibit 2 hereto, the Third Amendment to Amended and Restated Secured Promissory Note in substantially the same form as Exhibit 3 hereto, and the Third Amendment to Amended and Restated Secured Promissory Note in substantially the same form as Exhibit 4 hereto have each been executed by the parties thereto.

3.    Governing Law. This Consent shall be governed in all respects by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles that would cause the application of laws of any other jurisdiction.

4.    Successors and Assigns. The provisions of this Consent shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Company and the Required Noteholders.

5.    Counterparts. This Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Omnibus Consent to amend the Senior Secured Convertible Promissory Notes as of the Effective Date.

COMPANY:
MICROMIDAS, INC.

a Delaware corporation

By:	/s/ John Bissell
Name:	John Bissell
Title:	President

REQUIRED NOTEHOLDERS:

PM OPERATING, LTD.

a Texas limited partnership

By:	/s/ Anne Smalling
Name:	Anne Smalling
Title:	CEO - General Partner

OM FUNDING I, LLC

a Florida limited partnership

By:	/s/ Lior Issac Amram
Name:	Lior Isaac Amram
Title:	Managing member

SIGNATURE PAGE TO

OMNIBUS CONSENT TO SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

RICHARD J. RILEY SEPARATE PROPERTY TRUST

By:	/s/ Rich Riley
Name:	Rich Riley
Title:	Trustee

ALEX MILLAR

an individual

By:	/s/ Alex Millar
Name:	Alex Millar
Title:

KRISTIN MILLAR

an individual

By:	/s/ Kristin Millar
Name:	Kristin Millar
Title:

SIGNATURE PAGE TO

OMNIBUS CONSENT TO SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

EXHIBIT 1

EXHIBIT 1 TO

OMNIBUS CONSENT TO SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

SECOND AMENDMENT TO

SENIOR SECURED CONVERTIBLE

PROMISSORY NOTE

THIS SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is made as of January     , 2021 (the “Effective Date”), by and between Micromidas, Inc., a Delaware corporation (the “Company”), and the undersigned Noteholder, as such term is defined in the Senior Secured Convertible Promissory Note dated November 8, 2019, as amended by that certain First Amendment to Senior Secured Convertible Promissory Note dated May 21. 2020 (the “Original Note”) (the Original Note together with this Amendment, referred to herein as the “Note”). Capitalized terms usedherein but not otherwise defined shall have the respective meanings given to them in the Original Note.

RECITALS

A.    WHERAS, the Company previously approved the issuance and sale of up to $6,000,000 of Notes pursuant to the Note Purchase Agreement (as amended, the “NPA”);

B.    WHERAS, on [●], 2020 the Company issued the Original Note to the undersigned Noteholder in the amount of $[●];

C.    WHERAS, as of the date hereof, the principal balance under the Original Note is $[●];

D.    WHERAS, under the Original Note, the unpaid principal amount of, and interest on, the First Borrowing and Second Borrowing shall be due and payable on March 31, 2021 (the “Maturity Date”);

E.    WHERAS, the Company wishes to (i) extend the Maturity Date of the Original Note to September 31, 2021, and (ii) modify Section 5.1 of the Original Note as set forth herein, and the undersigned Noteholder wishes to grant such extension and agree to such modification;

F.    WHERAS, Section 7.1 of the Original Note provides that any term of this Note may be amended or waived with the written consent of the Purchaser and the Company, subject to the of Section 10.6 of the NPA; and

G.    WHEREAS, Section 10.6 of the NPA states, in pertinent part, that “No modification or waiver of any provision of this Agreement or any other Loan Document or consent to departure therefrom shall be effective unless writing and approved by the Company and the Required Noteholders” and “Notwithstanding the foregoing: (a) no amendment or waiver shall ... (ii) postpone or extend the maturity of the Loans or the scheduled date for any payment of interest or premium (including the Liquidation Preference) without the consent of all Purchasers directly and adversely affected thereby ...”;

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendment to the Original Note. The Original Note is hereby amended as follows:

a.    The “Maturity Date” set forth in the Original Note is hereby amended to September 31, 2021.

b.    Section 5.1 of the Original Note is hereby deleted in its entirety and replaced with the following:

“5.1 Conversion. Upon the occurrence of a Qualified Financing that is consummated prior to the Maturity Date (or if the Notes are not repaid in full on the Maturity Date, such later date prior to the repayment of the Notes in full as may be specified in writing from time to time by the Required Noteholders), then the outstanding principal amount of this Note and any unpaid accrued interest shall automatically convert in whole without any further action by the Holder into shares of Conversion Stock at the Conversion Price. The issuance of Conversion Stock pursuant to the conversion of this Note shall be upon and subject to the same terms and conditions applicable to such Conversion Stock in the Qualified Financing (except that the Notes shall be converted into Conversion Stock at the conversion price specified in this Section 5.1); provided, however, that notwithstanding anything to the contrary herein, in connection with a Qualified Financing that is a SPAC Transaction, the issuance of Conversion Stock shall be deemed to occur immediately prior to the closing of the SPAC Transaction. As used herein, the following terms shall have the meaning set forth below:

“Conversion Price” means, (i) with respect to any Series D Preferred Shares, a conversion price equal to the cash price paid per share paid for the Series D Preferred Shares by the Investors in the Qualified Financing multiplied by 0.70, and (ii) with respect to common stock of the Company in connection with a SPAC Transaction, the lesser of (A) 0.70 multiplied by the per share value attributed to the shares of the Company’s common stock as set forth in the definitive agreement entered into with respect to the SPAC Transaction, and (B) the per share value that would be attributed to the Company’s common stock assuming a pre-transaction valuation of the Company in connection with the SPAC Transaction of $700,000,000.

“Conversion Stock” means, (a) in the case of a Qualified Financing that is an equity financing, Series D Preferred Shares issued in connection with such Qualified Financing, or (b) in the case of a Qualified Financing that is a SPAC Transaction, shares of common stock of the Company, which shall be exchangeable into common stock of the SPAC (or comparable type of securities) issued to the stockholders of the Company in connection with the SPAC Transaction.

“Qualified Financing” means, as applicable, either: (i) a bona fide arms-length SPAC Transaction, or (ii) a bona fide arms-length equity financing in which the

Company issues and sells shares of the Series D Preferred Stock of the Company (the “Series D Preferred Shares”) to investors (the “Investors”) in exchange for total cash proceeds received by the Company equal to not less than $50,000,000 (including the outstanding principal amount of the Notes and the unpaid accrued interest thereon that are converted into Series D Preferred Shares pursuant to this Section 5.1 and the corresponding conversion provisions of the Notes); provided, however, that such an equity financing shall only be deemed a Qualified Financing if (A) such financing has been approved by and on behalf of the Company by the Board of Directors of the Company in accordance with the applicable requirements set forth in the organizational documents of the Company and meets all of the other conditions described in the certificate to be delivered pursuant to Section 5.3, and (B) the proceeds from such equity financing are available in full to the Company as of the date of consummation thereof (with no portion of such proceeds being withheld or placed in escrow or subject to any other holdback or deferred payment arrangement) for purposes of funding the growth and development of the business of the Company and its subsidiaries in accordance with the operating budget of the Company in effect as of such date that has been approved by the Board of Directors of the Company.

“SPAC” means, a Special Purpose Acquisition Company.

“SPAC Transaction” means, a business combination of the Company with a SPAC pursuant to which all or substantially all of the outstanding shares of capital stock of the Company and all or substantially all other securities of the Company issuable or convertible into such capital stock are converted into cash and/or shares of such SPAC.”

2.    Severability. Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

3.    Entire Agreement. The Original Note, as amended by this Amendment, and the other agreements referred to therein, constitutes the entire understanding and agreement among the parties with respect to the subject matter thereof and hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth therein and herein. Except as modified by this Amendment, the Original Note shall remain in full force and effect in all respects without any modification.

4.    Governing Law. The provisions of Sections 7.2 of the Original Note are hereby incorporated by reference as if fully set forth herein.

5.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may also be delivered via facsimile, electronic mail (including, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE as of the date first written above.

COMPANY:

MICROMIDAS, INC.
a Delaware corporation

By:	/s/ John Bissell
Name:	John Bissell
Title:	President

[●]
a/an [●],

By:
Name:
Title:

Signature Page to Second Amendment to Senior Secured Convertible Promissory Notes

Company and Noteholder

REQUIRED NOTEHOLDERS:

PM OPERATING, LTD.
a Texas limited partnership

By:	/s/ Anne Smalling
Name:	Anne Smalling
Title:	CEO - General Partner

OM FUNDING I, LLC
a Florida limited partnership

By:	/s/ Lior Issac Amram
Name:	Lior Isaac Amram
Title:	Managing member

RICHARD J. RILEY SEPARATE PROPERTY TRUST
a Trust

By:	/s/ Rich Riley
Name:	Rich Riley
Title:	Trustee

ALEX MILLAR
an Individual

By:	/s/ Alex Millar
Name:	Alex Millar
Title:

KRISTIN MILLAR
an individual

By:	/s/ Kristin Millar
Name:	Kristin Millar
Title:

Signature Page to Second Amendment to Senior Secured Convertible Promissory Notes

Required Noteholders

EXHIBIT 2

EXHIBIT 2 TO

OMNIBUS CONSENT TO SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

SECOND AMENDMENT TO

SUBORDINATION AGREEMENT

THIS SECOND AMENDMENT TO SUBORDINATION AGREEMENT (“Second Amendment”) is dated as of January     , 2021, and entered into by and among PM OPERATING, LTD., as collateral agent for (and on behalf of) the Senior Creditors (as defined below) (in such capacity and together with its successors from time to time, the “Senior Collateral Agent”), DANONE ASIA PTE LTD (“Danone”), as holder of the Subordinated Danone Obligations (as defined below), and NESTLE WATERS MANAGEMENT & TECHNOLOGY (“Nestle”, and together with Danone, the “Subordinated Creditors”), as holder of the Subordinated Nestle Obligations (as defined below), and acknowledged and agreed to by MICROMIDAS, INC., a Delaware corporation (the “Company”), and the other Grantors (as defined below). Capitalized terms used in this Second Amendment have the meanings assigned to them in the Recitals or Section 1 below unless otherwise indicated.

WHEREAS, the Subordinated Creditors entered into that certain Subordination Agreement, dated as of November 8, 2019, as amended by that certain First Amendment to Subordination Agreement, dated as of May 21, 2020, by and among PM Operating, Ltd., as collateral agent for (and on behalf of) the Senior Creditors (as defined therein), the Subordinated Creditors, as holders of the Subordinated Obligations (as defined therein), and acknowledged and agreed to by Origin and the other Grantors (as defined therein) party thereto (the “Subordination Agreement”); and

WHEREAS, the Company and the Senior Creditors intend to amend certain terms of the Senior Notes (as defined in the Subordination Agreement), notably by changing the definition of “Maturity Date,” from March 31, 2021 to September 30, 2021; and

WHEREAS, the Company has requested a corresponding amendment of the Subordination Agreement, notably by changing the definition of “Second Priority Enforcement Date” (as defined therein) from June 30, 2021 to December 31, 2021.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1

DEFINED TERMS

1.1    Capitalized Terms. All capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the Subordination Agreement, as amended by the First Amendment.

ARTICLE 2

AMENDMENTS TO SUBORDINATION AGREEMENT

2.1    General Rule. Subject to the terms and conditions herein contained, the Subordination Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Note.

2.2    Amendments.

(a)    The definition of “Second Priority Enforcement date” set forth in Section 1.1 of the Subordination Agreement is hereby amended and restated in its entirety as follows:

“Second Priority Enforcement Date” means, with respect to any Subordinated Creditor, the earlier of (i) December 31, 2021 and (ii) the date which is 180 consecutive days after the occurrence of both (A) an Event of Default (under and as defined in the Subordinated Loan Document to which such Subordinated Creditor is a party) that is continuing and (B) the Senior Collateral Agent’s receipt of written notice from such Subordinated Creditor that (x) an Event of Default (under and as defined in the Subordinated Loan Document to which such Subordinated Creditor is a party) has occurred and is continuing and (y) the Subordinated Obligations of such Subordinated Creditor are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Subordinated Loan Document; provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Senior Collateral Agent has commenced and is diligently pursuing any Enforcement Action with respect to such Shared Collateral or all or a material portion of the Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding. If a Subordinated Creditor exercises any rights or remedies with respect to all or any portion of the Shared Collateral in accordance with the immediately preceding sentence of this paragraph and thereafter the Senior Collateral Agent commences (or attempts to commence) the exercise of any of its rights or remedies with respect to all or any material portion of the Shared Collateral (including seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding), the Second Priority Enforcement Date shall be deemed not to have occurred and such Subordinated Creditor shall immediately stop exercising any such rights or remedies with respect to the Shared Collateral.

ARTICLE 3

MISCELLANEOUS

3.1    Future References to the Subordination Agreement. On and after the date of this agreement, each reference in the Subordination Agreement to “this Agreement”, “hereunder”, “hereof, or words of like import referring to the Subordination Agreement, and each reference in any related document to the “Subordination Agreement”, “thereunder”, “thereof, or words of like import referring to the Subordination Agreement, shall mean and be a reference to the Subordination Agreement as amended hereby. The Subordination Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3.2    Applicable Law. The provisions of Section 5.8 of the Subordination Agreement are hereby incorporated by reference as if fully set forth herein.

3.3    Severability. Any term or provision of this Second Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

3.4    Conflict. If any provision of this Second Amendment is inconsistent or conflicts with any provision of the Subordination Agreement, the relevant provision of this Second Amendment shall prevail and be paramount.

3.5    Entire Agreement. The Subordination Agreement, as amended by this Amendment, and the other agreements referred to therein, constitute the entire understanding and agreement among the parties with respect to the subject matter thereof and hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth therein and herein. Except as modified by this Second Amendment, the Subordination Agreement shall remain in full force and effect in all respects without any modification.

3.6    Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may also be delivered via facsimile, electronic mail (including, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

Senior Collateral Agent

PM OPERATING, LTD., as Senior Collateral Agent,

By:	PMOP GP LLC, its general partner

By:
Anne M Smalling
Chair

Attention: Anne M Smalling
Telephone:
Electronic Mail:

Signature Page to Second Amendment to Subordination Agreement

Required Noteholders

PM OPERATING, LTD., a Texas Limited Partnership

By:
Name:	Anne M. Smalling
Title:	Chair

OM FUNDING I, LLC, a Florida Limited Partnership

By:
Name:
Title:

RICHARD J. RILEY SEPARATE PROPERTY TRUST, a Trust

By:
Name:
Title:

ALEX MILLAR, an Individual

By:
Name:
Title:

KRISTIN MILLAR, an Individual

By:
Name:
Title:

Signature Page to Second Amendment to Subordination Agreement

Subordinated Creditors

DANONE ASIA PTE LTD, as a Subordinated Creditor

By:
Name:
Title:

Attention:
Telephone:
Electronic Mail:

NESTLÉ WATERS MANAGEMENT & TECHNOLOGY, as a Subordinated Creditor

By:
Name:
Title:

Attention:
Telephone:
Electronic Mail:

Signature Page to Second Amendment to Subordination Agreement

Acknowledged and Agreed to by:

MICROMIDAS, INC.

By:
Name:
Title:

ORIGIN MATERIALS CANADA HOLDING LIMITED

By:
Name:
Title:

ORIGIN MATERIALS CANADA PIONEER LIMITED

By:
Name:
Title:

ORIGIN MATERIALS CANADA RESEARCH LIMITED

By:
Name:
Title:

ORIGIN MATERIALS POLYESTERS LIMITED

By:
Name:
Title:

Attention:
Telephone:
Electronic Mail:

Signature Page to Second Amendment to Subordination Agreement

EXHIBIT 3

EXHIBIT 3 TO

OMNIBUS CONSENT TO SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

STRICTLY CONFIDENTIAL

THIRD AMENDMENT TO

AMENDED AND RESTATED SECURED PROMISSORY NOTE

THIS THIRD AMENDMENT TO AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Amendment”) is dated as of [                                        ], 2021, and entered into by (A)(i) Micromidas, Inc. (dba Origin Materials), a company organized and existing under the laws of the state of Delaware (“Origin”), whose principal office is at 930 Riverside Parkway, Suite 10, West Sacramento, CA 95605, United States of America, (ii) Origin Materials Canada Holding Limited, a corporation incorporated under the laws of the Province of New Brunswick (“OMC Holding”), whose principal office is at 44 Chipman Hill, Suite 1000, Saint John, New Brunswick, Canada E2L 2A9 and (iii) Origin Materials Canada Pioneer Limited, a corporation incorporated under the laws of the Province of New Brunswick (“OMC Pioneer”), whose principal office is at 44 Chipman Hill, Suite 1000, Saint John, New Brunswick, Canada E2L 2A9 (individually and collectively, “Maker”) and (B) Nestle Waters Management & Technology, “société par actions simplifies” organized and existing under the laws of France, whose registered office is at 34-40 rue Guynemer 92130 Issy-les-Moulineaux, France (together with its successors and assigns, “Holder”).

WHEREAS, Maker and Holder entered into that certain Amended and Restated Secured Promissory Note, dated as of May 23, 2019 (the “Original Note”), evidencing certain Advance Payments made by Holder to Maker in aggregate principal amount of $5,000,000.00 and all accrued interest on the Advance Payments equal to $105,055.06 and setting forth the security and terms of repayment therefor;

WHEREAS, Maker and Holder entered into that certain First Amendment to the Amended and Restated Secured Promissory Note, dated as of November 8, 2019 (the “First Amendment to Note”);

WHEREAS, Maker and Holder entered into that certain Second Amendment to the Amended and Restated Secured Promissory Note, dated as of May 21, 2020 (the “Second Amendment to Note” and the Original Note, as amended by the First Amendment to Note and Second Amendment to Note, the “Note”);

WHEREAS, Holder entered into that certain Subordination Agreement, dated as of November 8, 2019, by and among PM Operating, Ltd., as collateral agent for (and on behalf of) the Senior Creditors (as defined therein), Holder, as holder of the Subordinated Nestle Obligations (as defined therein), and Danone Asia Pte Ltd. (“Danone”), as holder of the Subordinated Danone Obligations (as defined therein), and acknowledged and agreed to by Origin and the other Grantors (as defined therein) party thereto (the “Subordination Agreement”);

WHEREAS, Holder entered into that certain First Amendment to Subordination Agreement, dated as of May 21, 2020 (the “First Amendment to Subordination Agreement”);

WHEREAS, in connection with the Subordination Agreement, Maker and Holder entered into that certain First Amendment to Note, and in connection with the First Amendment to Subordination Agreement, Maker and Holder entered into that Second Amendment to Note;

WHEREAS, Maker and Holder intend to amend certain terms of the Subordination Agreement, notably the definition of “Second Priority Enforcement Date” (as defined therein); and

WHEREAS, an amendment of the Note is necessary to conform the definition of “Due Date” (as defined therein) to the amended definition of “Second Priority Enforcement Date” in the Subordination Agreement.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1

DEFINED TERMS

1.1    Capitalized Terms. All capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the Note, as amended by the First Amendment.

ARTICLE 2

AMENDMENTS TO NOTE

2.1    General Rule. Subject to the terms and conditions herein contained, the Note is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Note.

2.2    Amendments.

(a)    The definition of “Due Date” set forth in Section 2(a) of the Note is hereby amended and restated in its entirety as follows:

“Due Date” means the fifth anniversary of the Start Date; provided, that if the Discharge of Senior Obligations (as defined in the Subordination Agreement) has not occurred on or before December 30, 2021, the Due Date shall be December 31, 2021.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties. To induce Holder to enter into this agreement, Maker hereby represents and warrants to Holder that the representations and warranties of Maker which are contained in Section 10 of the Note, as amended hereby, are true and correct on the date hereof as if made on the date hereof or, to the extent any representation or warranty is made or deemed made as of a specific date, as of such date.

2

ARTICLE 4

CONDITIONS PRECEDENT

4.1    Conditions Precedent. This agreement shall not become effective unless and until the date when the following conditions are met or waived (the “Amendment Effective Date”):

(i)    the parties hereto shall have executed and delivered this agreement;

(ii)    the amended Subordination Agreement shall have become effective in accordance with its terms, as certified by a duly authorized officer of Origin; and

(iii)    Maker shall have delivered to Holder any other documentation or certificates Holder may reasonably request.

ARTICLE 5

MISCELLANEOUS

5.1    Future References to the Note. On and after the date of this agreement, each reference in the Note to “this Note”, “hereunder”, “hereof, or words of like import referring to the Note, and each reference in any related document to the “Note”, “thereunder”, “thereof, or words of like import referring to the Note, shall mean and be a reference to the Note as amended hereby. The Note, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.2    Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect or impair the validity, legality or enforceability of the remainder of this Agreement, and to this end, the provisions of this Agreement are declared to be severable.

5.3    Inurement. This agreement shall inure to the benefit of and shall be binding upon Maker and Holder and their respective successors and permitted assigns.

5.4    Conflict. If any provision of this agreement is inconsistent or conflicts with any provision of the Note, the relevant provision of this agreement shall prevail and be paramount.

5.5    Further Assurances. Maker shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as Holder may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

5.6    Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

3

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement on the date first above written.

MAKER:

Micromidas, Inc. (dba Origin Materials)

By:
Name:
Its:

Origin Materials Canada Holding Limited

By:
Name:
Its:

Origin Materials Canada Pioneer Limited

By:
Name:
Its:

HOLDER:

Nestlé Waters Management & Technology

By:
Name:
Its:

Origin — Third Amendment to First Amended and Restated Secured Promissory Note

EXHIBIT 4

EXHIBIT 4 TO

OMNIBUS CONSENT TO SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

STRICTLY CONFIDENTIAL

THIRD AMENDMENT TO

AMENDED AND RESTATED SECURED PROMISSORY NOTE

THIS THIRD AMENDMENT TO AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Amendment”) is dated as of January , 2021, and entered into by (A)(i) Micromidas, Inc. (dba Origin Materials), a company organized and existing under the laws of the state of Delaware (“Origin”), whose principal office is at 930 Riverside Parkway, Suite 10, West Sacramento, CA 95605, United States of America, (ii) Origin Materials Canada Holding Limited, a corporation incorporated under the laws of the Province of New Brunswick (“OMC Holding”), whose principal office is at 44 Chipman Hill, Suite 1000, Saint John, New Brunswick, Canada E2L 2A9 and (iii) Origin Materials Canada Pioneer Limited, a corporation incorporated under the laws of the Province of New Brunswick (“OMC Pioneer”), whose principal office is at 44 Chipman Hill, Suite 1000, Saint John, New Brunswick, Canada E2L 2A9 (individually and collectively, “Maker”) and (B) Danone Asia Pte Ltd, a limited liability company organized and existing under the laws of Singapore, whose registered office is at 1 Wallich Street, #18-01 Guoco Tower, Singapore 078881 (together with its successors and assigns, “Holder”).

WHEREAS, Maker and Holder entered into that certain Amended and Restated Secured Promissory Note, dated as of May 17, 2019 (the “Original Note”), evidencing certain Advances made by Holder to Maker in aggregate principal amount of $5,189,169.32 and setting forth the security and terms of repayment therefor;

WHEREAS, Maker and Holder entered into that certain First Amendment to the Amended and Restated Secured Promissory Note, dated as of November 8, 2019 (the “First Amendment to Note”);

WHEREAS, Maker and Holder entered into that certain Second Amendment to the Amended and Restated Secured Promissory Note, dated as of May 21, 2020 (the “First Amendment to Note”);

WHEREAS, Holder entered into that certain Subordination Agreement, dated as of November 8, 2019, by and among PM Operating, Ltd., as collateral agent for (and on behalf of) the Senior Creditors (as defined therein), Holder, as holder of the Subordinated Danone Obligations (as defined therein), and Nestle Waters Management & Technology (“Nestlé”), as holder of the Subordinated Nestle Obligations (as defined therein), and acknowledged and agreed to by Origin and the other Grantors (as defined therein) party thereto (the “Subordination Agreement”); and

WHEREAS, Holder entered into that certain First Amendment to Subordination Agreement, dated as of May 21, 2020 (the “First Amendment to Subordination Agreement”);

WHEREAS, in connection with the Subordination Agreement, Maker and Holder entered into that certain First Amendment to Note, and in connection with the First Amendment to Subordination Agreement, Maker and Holder entered into that Second Amendment to Note;

WHEREAS, Maker and Holder intend to amend certain terms of the Subordination Agreement, notably the definition of “Second Priority Enforcement Date” (as defined therein); and

WHEREAS, an amendment of the Note is necessary to conform the definitions of “Due Date” and “Maturity Date” (each as defined therein) to the amended definition of “Second Priority Enforcement Date” in the Subordination Agreement.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1

DEFINED TERMS

1.1    Capitalized Terms. All capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the Note, as amended by the First Amendment.

ARTICLE 2

AMENDMENTS TO NOTE

2.1    General Rule. Subject to the terms and conditions herein contained, the Note is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Note.

2.2    Amendments.

(a)    The definition of “Due Date” set forth in Section 2(a) of the Note is hereby amended and restated in its entirety as follows:

“Due Date” means, as applicable, each of the three dates on which each of three installments of principal and, in each case, all interest accrued thereon to and including such date, becomes due and payable, as set forth in Schedule I; provided, that if the Discharge of Senior Obligations (as defined in the Subordination Agreement) has not occurred on or before December 30, 2021, the Due Date shall be December 31, 2021.

(b)    The definition of “Maturity Date” set forth in Section 2(a) of the Note is hereby amended and restated in its entirety as follows:

“Maturity Date” means the latest Due Date set forth on Schedule I; provided, that if the Discharge of Senior Obligations (as defined in the Subordination Agreement) has not occurred on or before December 30, 2021, the Maturity Date shall be December 31, 2021.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties. To induce Holder to enter into this agreement, Maker hereby represents and warrants to Holder that the representations and warranties of Maker which are contained in Section 9 of the Note, as amended hereby, are true and correct on the date hereof as if made on the date hereof or, to the extent any representation or warranty is made or deemed made as of a specific date, as of such date.

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ARTICLE 4

CONDITIONS PRECEDENT

4.1    Conditions Precedent. This agreement shall not become effective unless and until the date when the following conditions are met or waived (the “Amendment Effective Date”):

(i)    the parties hereto shall have executed and delivered this agreement;

(ii)    the amended Subordination Agreement shall have become effective in accordance with its terms, as certified by a duly authorized officer of Origin; and

(iii)    Maker shall have delivered to Holder any other documentation or certificates Holder may reasonably request.

ARTICLE 5

MISCELLANEOUS

5.1    Future References to the Note. On and after the date of this agreement, each reference in the Note to “this Note”, “hereunder”, “hereof, or words of like import referring to the Note, and each reference in any related document to the “Note”, “thereunder”, “thereof , or words of like import referring to the Note, shall mean and be a reference to the Note as amended hereby. The Note, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.2    Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect or impair the validity, legality or enforceability of the remainder of this Agreement, and to this end, the provisions of this Agreement are declared to be severable.

5.3    Inurement. This agreement shall inure to the benefit of and shall be binding upon Maker and Holder and their respective successors and permitted assigns.

5.4    Conflict. If any provision of this agreement is inconsistent or conflicts with any provision of the Note, the relevant provision of this agreement shall prevail and be paramount.

5.5    Further Assurances. Maker shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as Holder may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

5.6    Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement on the date first above written.

MAKER:

Micromidas, Inc. (dba Origin Materials)

By:
Name:
Its:

Origin Materials Canada Holding Limited

By:
Name:
Its:

Origin Materials Canada Pioneer Limited

By:
Name:
Its:

HOLDER:

Danone Asia Pte Ltd

By:
Name:
Its:

Origin — Third Amendment to First Amended and Restated Secured Promissory Note